Exhibit 32

CERTIFICATION PURSUANT TO   18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Franklin Wireless Corp. (the "Company")  on Form 10-K for the fiscal year ended June 30,  2009,  as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, OC Kim Chief Executive  Officer,  and Acting Chief Financial Officer of the Company,  certify,  pursuant to 18 U.S.C.  ss.  1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2009

/s/ OC Kim
President and Acting Chief Financial Officer